                                                                   Exhibit 99.1



                            LETTER OF TRANSMITTAL
                               TECO ENERGY, INC.
                             Offer to Exchange its
                             10.50% Notes Due 2007
              which have been registered under the Securities Act
                       for any and all of its outstanding
                            10.50% Notes Due 2007
                   that were issued and sold in a transaction
                 exempt from registration under the Securities
                            Act of 1933, as amended


              Pursuant to the Prospectus dated __________, 200_

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON            , 2003, UNLESS THE OFFER IS EXTENDED, TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------
                 The Exchange Agent for the Exchange Offer is:
                              The Bank of New York



      By Registered or Certified Mail:                            Facsimile Transmissions:
Corporate Trust Operations Reorganization Unit                  (Eligible Institutions Only)
           The Bank of New York                                        (212) 298-1915
          101 Barclay Street, 7E
         New York, New York 10286
     Attention: Mr. Bernard Arsenec


       By Hand or Overnight Delivery:                               To Confirm by Telephone
           The Bank of New York                                    or for Information Call:
          101 Barclay Street, 7E                                     Mr. Bernard Arsenec
Corporate Trust Operations Reorganization Unit                          (212) 815-5098
        New York, New York  10286
      Attention: Mr. Bernard Arsenec

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be completed in connection with the exchange of TECO Energy, Inc.'s 10.50% Notes Due 2007 issued on November 20, 2002 (the "Outstanding Debt") for TECO Energy, Inc.'s 10.50% Notes Due 2007 offered under the Prospectus either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Exchange Offer Procedures" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Outstanding Debt into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Outstanding Debt into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that TECO Energy, Inc., a Florida corporation (the "Company"), may enforce this Letter of Transmittal against such participant.

     Holders (as defined below) of Outstanding Debt whose certificates (the "Certificates") for such Outstanding Debt are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Debt according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus.


     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


ALL TENDERING HOLDERS COMPLETE THIS BOX:

------------------------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF OUTSTANDING DEBT
------------------------------------------------------------------------------------------------------------------------------------
           If blank, please print name and address                                       Outstanding Debt
                 of registered Holder(s)                                   (Attach additional list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate
                                                                                   Principal            Principal Amount
                                                                                   Amount of             of Outstanding
                                                           Certificate            Outstanding            Debt Tendered
                                                           Number(s)*                 Debt            (if less than all)**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Total:
------------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed by book-entry Holders.
**   Outstanding Debt may be tendered in whole or in part in multiples of $1,000. All Outstanding Debt held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

------------------------------------------------------------------------------------------------------------------------------------


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING DEBT IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution
                                        ---------------------------------------

          DTC Account Number                  Transaction Code Number
                             ----------------                        ----------


[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING DEBT IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

          Name(s) of Registered Holder(s)
                                          -------------------------------------

          Window Ticket Number (if any)
                                        ---------------------------------------

          Date of Execution of Notice of Guaranteed Delivery
                                                             ------------------

          Name of Institution which Guaranteed Delivery
                                                        -----------------------

          If Guaranteed Delivery is to be made by Book-Entry Transfer:

          Name of Tendering Institution
                                        ---------------------------------------

          DTC Account Number                  Transaction Code Number
                             ----------------                        ----------


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING DEBT IS TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to TECO Energy, Inc., a Florida corporation (the "Company"), the above described principal amount of the Company's 10.50% Notes Due 2007 (the "Outstanding Debt") in exchange of an equivalent amount of the Company's 10.50% Notes Due 2007 (the "Exchange Debt"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 200_ (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Debt tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Debt as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Debt, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Debt to the Company together with all accompanying evidences of transfer and authenticity to, or upon, the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Debt to be issued in exchange for such Outstanding Debt, (ii) present Certificates for such Outstanding Debt for transfer, and to transfer the Outstanding Debt on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Debt, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Debt tendered hereby and that, when the same is accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Debt tendered hereby is not subject to any adverse claims or proxies, and that the undersigned has full power and authority to acquire the Exchange Debt. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Debt tendered hereby, the undersigned acknowledges and agrees that issuance of the Exchange Debt in exchange for the Outstanding Debt will constitute performance in full of the Company under the Registration Rights Agreement dated November 15, 2002 (except in certain limited circumstances as described therein),and the undersigned will comply with its obligations, if any, under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered Holder(s) of the Outstanding Debt tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Debt. The Certificate number(s) and the Outstanding Debt that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Outstanding Debt is not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Debt than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Debt will be returned (or, in the case of Outstanding Debt tendered by book-entry transfer, such Outstanding Debt will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Outstanding Debt pursuant to any one of the procedures described in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Outstanding Debt, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Debt tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Debt be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Debt, that such Exchange Debt be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Debt not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Debt, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Debt to the undersigned at the address shown below the undersigned's signature.

     By tendering Outstanding Debt and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company (as defined in Rule 405 of the Securities Act of 1933), (ii) any Exchange Debt to be received by the undersigned is being acquired in the ordinary course of its business, (iii) the undersigned is not a broker-dealer that acquired the Outstanding Debt from the Company or from an "affiliate" of the Company (as defined in Rule 405 under the Securities Act of 1933), and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to engage in, a distribution (within the meaning of the Securities
Act) of Exchange Debt to be received in the Exchange Offer. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Outstanding Debt to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Debt for its own account in exchange for Outstanding Debt, it represents that the Outstanding Debt to be exchanged for Exchange Debt was acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Debt; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is and "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement dated November 15, 2002, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Debt received in exchange for Outstanding Debt, where such Outstanding Debt was acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Debt (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Debt has been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Outstanding Debt for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Debt and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrences of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Debt pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Debt may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Debt, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Debt by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Debt or to and including the date on which the Company has given notice that the sale of Exchange Debt may be resumed, as the case may be.


     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Debt received in exchange for Outstanding Debt pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

     The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Debt tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned, by completing the box entitled "Description of Outstanding Debt" above and signing this letter, will be deemed to have tendered the Outstanding Debt as set forth in such box.

                                   IMPORTANT
                               HOLDERS: SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Date:
     -----------------------------------

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Debt hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------
                                    (SEE SUBSTITUTE FORM W-9 HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTION 2 BELOW)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

Date:
     -----------------------------------

------------------------------------------
     SPECIAL ISSUANCE INSTRUCTIONS
   (SIGNATURE GUARANTEE REQUIRED-SEE
             INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Debt or
Outstanding Debt not tendered is to be
issued in the name of someone other than the registered Holder of the Outstanding
Debt whose name(s) appear(s) above.

/ / Outstanding Debt not tendered to:

/ / Exchange Debt to:

Name
    --------------------------------------
               (PLEASE PRINT)

Address
       -----------------------------------

------------------------------------------

------------------------------------------

------------------------------------------
             (INCLUDE ZIP CODE)

------------------------------------------
           (TAX IDENTIFICATION OR
           SOCIAL SECURITY NUMBER)


------------------------------------------




------------------------------------------
      SPECIAL DELIVERY INSTRUCTIONS
   (SIGNATURE GUARANTEE REQUIRED-SEE
             INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Debt or
Outstanding Debt not tendered is to be
sent to someone other than the registered
Holder of the Outstanding Debt whose
name(s) appear(s) above, or such
registered Holder at an address other
than that shown above.


/ / Outstanding Debt not tendered to:

/ / Exchange Debt to:

Name
    --------------------------------------
               (PLEASE PRINT)

Address
       -----------------------------------

------------------------------------------

------------------------------------------

------------------------------------------
             (INCLUDE ZIP CODE)


------------------------------------------

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if
(a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus and Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Debt into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Outstanding Debt may be tendered in whole or in part in integral multiples of $1,000.

     Holders who wish to tender their Outstanding Debt and (i) whose Outstanding Debt is not immediately available or (ii) who cannot deliver their Outstanding Debt, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Debt by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Debt, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Exchange Offer Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Debt to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Debt (the "Holder")) of Outstanding Debt tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     ii. such Outstanding Debt is tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Debt" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Debt and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Debt will be accepted only in integral multiples of $1,000. If less than all the Outstanding Debt evidenced by any Certificate submitted is to be tendered, fill in the principal amount of Outstanding Debt which is to be tendered in the box entitled "Principal Amount of Outstanding Debt Tendered." In such case, new Certificate(s) for the remainder of the Outstanding Debt that was evidenced by your old Certificate(s) will only be sent to the Holder of the Outstanding Debt, promptly after the Expiration Date. All Outstanding Debt represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Outstanding Debt may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Debt to be withdrawn, the aggregate principal amount of Outstanding Debt to be withdrawn, and (if Certificates for Outstanding Debt have been tendered) the name of the registered Holder of the Outstanding Debt as set forth on the Certificate for the Outstanding Debt, if different from that of the person who tendered such Outstanding Debt. If Certificate for the Outstanding Debt have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Debt, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Outstanding Debt to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Debt tendered for the account of an Eligible Institution. If Outstanding Debt has been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Exchange Offer Procedures," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Debt, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Outstanding Debt may not be rescinded. Outstanding Debt properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Exchange Offer Procedures."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Debt which has been tendered but which is withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Debt tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any Outstanding Debt tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Debt is registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Debt listed and transmitted hereby, an endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Debt is to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Debt listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Debt may require in accordance with the restrictions on transfer applicable to the Outstanding Debt. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Debt is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Debt is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Debt not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Debt, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to Exchange Offer" or any conditions or irregularities in any tender of Outstanding Debt of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Debt will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification or any irregularities in tenders or incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. Backup Withholding: Substitute Form W-9. Under the U.S. federal income tax law, a Holder whose tendered Outstanding Debt is accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a financial penalty. In addition, payments to such Holders or other payees with respect to Outstanding Debt exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold the applicable amount (currently, 30%) of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, the applicable percentage of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Debt or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Debt.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by substituting a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Outstanding Debt, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Debt for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Debt nor shall any of them incur any liability for failure to give any such notice.

     12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Outstanding Debt have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. Security Transfer Taxes. Holders who tender their Outstanding Debt for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Debt is to be delivered to, or is to be issued in the name of, any person other than the registered Holder of the Outstanding Debt tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Debt in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

                       PAYER'S NAME: THE BANK OF NEW YORK

       SUBSTITUTE                Part 1-- PLEASE PROVIDE YOUR TIN      TIN: _________________________
        Form W-9                 IN THE BOX AT RIGHT AND CERTIFY        Social Security Number or
Department of the Treasury       BY SIGNING AND DATING BELOW.          Employer Identification Number
 Internal Revenue Service
                                 Part 2 -- TIN Applied for / /


 Payer's Request for
 Taxpayer Identification
 Number

Certification: Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because: (a) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item (2).
-------------------------------------------------------------------------------

Signature ________________________________________________ Date ________________

--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE
   OFFER.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, thirty (30%) percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ________________________________________________ Date ________________
--------------------------------------------------------------------------------




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